LEGG MASON PARTNERS INCOME TRUST

SUPPLEMENT DATED JULY 1, 2012

TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION, EACH DATED JULY 1, 2012,

OF WESTERN ASSET EMERGING MARKETS DEBT FUND

The following supplements, and to the extent inconsistent therewith, supersedes the information contained in the fund’s Prospectus and Statement of Additional Information (“SAI”).

Effective August 1, 2012, Class C shares will be reclassified as Class C1 shares. All references to Class C shares in the Prospectus and SAI shall instead be read as referring to Class C1 shares. Following the reclassification, Class C1 shares will not be available for purchase by new or existing investors (except for certain retirement plan programs authorized by LMIS prior to August 1, 2012). Class C1 shares will continue to be available for dividend reinvestment and incoming exchanges.

Effective August 1, 2012, Class R1 shares will be reclassified as new Class C shares. All references to Class R1 shares in the Prospectus and SAI shall instead be read as referring to new Class C shares.

The following changes to the fund’s Prospectus and SAI shall be made effective August 1, 2012:

The following amends anything to the contrary in the section of the Prospectus titled “Comparing the fund’s classes”:

	Key features	Contingent deferred sales charge	Exchange privilege
Class C1 (Class C prior to August 1, 2012)

•   Closed to new purchases (except for certain retirement plan programs authorized by LMIS prior to August 1, 2012)

•   No initial sales charge

•   Contingent deferred sales charge for only 1 year

•   Generally higher annual expenses than Class A

		1.00% if you redeem within 1 year of purchase; waived for certain investors	Class C1 shares of funds sold by the distributor or, if a fund sold by the distributor does not offer Class C1 shares, for Class C shares

The following is added to the section of the Prospectus titled “Exchanging shares – Generally” and amends anything to the contrary in the section of the SAI titled “Exchange Privilege”:

Investors that hold Class C1 (formerly Class C) shares may exchange those shares for Class C1 shares of other funds sold by the distributor, or if a fund does not offer Class C1, for Class C shares. However, once an investor exchanges Class C1 shares for Class C shares, the investor would not be permitted to exchange from Class C shares back to Class C1 shares.

The following amends anything to the contrary in the section of the Prospectus titled “Dividends, distributions and taxes – Dividends and distributions”:

If you own Class A, Class C (formerly Class R1) or Class C1 (formerly Class C) shares and hold your shares directly with the fund, you may, under certain conditions, instruct the fund to have your distributions and/or dividends invested in Class A, Class C or Class C1 (or if Class C1 shares are not available, Class C) shares, respectively, of another fund sold by the distributor, subject to the following conditions:

•	You have a minimum account balance of $10,000

•	The fund is available for sale in your state

The following is added to the section of the Prospectus titled “Retirement and Institutional Investors – eligible investors – Class R1 shares – Retirement Plans”:

Certain retirement plan programs with exchange features in effect prior to November 20, 2006, as approved by LMIS, will be eligible for exchange from Class C (formerly Class R1) shares to Class A shares in accordance with the program terms. Please see the SAI for more details.

The following replaces the section of the SAI titled “Purchase of Shares – Grandfathered Retirement Program with Exchange Features”:

Certain retirement plan programs with exchange features in effect prior to November 20, 2006 (collectively, the “Grandfathered Retirement Program”), that are authorized by the distributor to offer eligible retirement plan investors the opportunity to exchange all of their Class C (formerly Class R1) or Class C1 (formerly Class C) shares for Class A shares of an applicable fund sold by the distributor, are permitted to offer such share class exchange features for current and prospective retirement plan investors. Under the Grandfathered Retirement Program, Class C (formerly Class R1) and Class C1 (formerly Class C) shares of the fund may be purchased by plans investing less than $3 million. Class C (formerly Class R1) and Class C1 (formerly Class C) shares are eligible for exchange into Class A shares not later than eight years after the plan joins the program. They are eligible for exchange in the following circumstances:

If a participating plan’s total Class C (formerly Class R1) and Class C1 (formerly Class C) shares in all non-money market funds sold by the distributor equal at least $3 million at the end of the fifth year after the date the participating plan enrolled in the Grandfathered Retirement Program, the participating plan will be offered the opportunity to exchange all of its Class C (formerly Class R1) and Class C1 (formerly Class C) shares for Class A shares of the fund. Such participating plans will be notified of the pending exchange in writing within 30 days after the fifth anniversary of the enrollment date and, unless the exchange offer has been rejected in writing, the exchange will occur on or about the 90th day after the fifth anniversary date. If the participating plan does not qualify for the five-year exchange to Class A shares, a review of the participating plan’s holdings will be performed each quarter until either the participating plan qualifies or the end of the eighth year.

Any participating plan that has not previously qualified for an exchange into Class A shares will be offered the opportunity to exchange all of its Class C (formerly Class R1) and Class C1 (formerly Class C) shares for Class A shares of the same fund regardless of asset size at the end of the eighth year after the date the participating plan enrolled in the Grandfathered Retirement Program. Such plans will be notified of the pending exchange in writing approximately 60 days before the eighth anniversary of the enrollment date and, unless the exchange has been rejected in writing, the exchange will occur on or about the eighth anniversary date. Once an exchange has occurred, a participating plan will not be eligible to acquire additional Class C (formerly Class R1) and Class C1 (formerly Class C) shares, but instead may acquire Class A shares of the same fund. Any Class C (formerly Class R1) and Class C1 (formerly Class C) shares not converted will continue to be subject to the distribution fee.

For further information regarding this Program, contact your Service Agent or the transfer agent. Participating plans that enrolled in the Grandfathered Retirement Program prior to June 2, 2003 should contact the transfer agent for information regarding Class C (formerly Class R1) and Class C1 (formerly Class C) shares exchange privileges applicable to their plan.

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